                                  EXHIBIT 99.3

[LOGO OF POPULAR ABS, INC. (SM)]                                   [LOGO OF FBR]

                               POPULAR ABS 2005-1

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

ASSUMPTIONS:
Severity                                            100%
Advances                                            100%
Lag             12 months
Libor           Forward
Losses          SP default assumptions(on ORIGINAL pool)
Prepays         S&P NIM prepay ramps(seasoned)
To Maturity

        1       SP BB EXP LOSS?              6.23

        2       % LOSS OF "BB" CLASS PRINC

                                 LIBOR FORWARD - 50        LIBOR FORWARD        LIBOR FORWARD + 200     LIBOR FORWARD + 400
                               ----------------------  ----------------------  ----------------------  ----------------------
                                100%    125%    150%    100%    125%    150%    100%    125%    150%    100%    125%    150%
TRIGGERS FAIL                  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
% WRITEDOWN      COLL LOSS %         PREPAY RAMP             PREPAY RAMP             PREPAY RAMP             PREPAY RAMP
-----------------------------------------------------------------------------------------------------------------------------
                      1          0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%

                      2          0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%  16.93%
S&P Loss Ramp*
                      3          0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%  65.50%   0.00%  58.32% 100.00%

                      4          0.00%   0.00%   0.00%   0.00%   0.00%  12.61%   0.00%  91.10% 100.00%  53.28% 100.00% 100.00%

        3       % LOSS OF "BB" CLASS PRINC

                                 LIBOR FORWARD - 50        LIBOR FORWARD        LIBOR FORWARD + 200     LIBOR FORWARD + 400
                               ----------------------  ----------------------  ----------------------  ----------------------
                                100%    125%    150%    100%    125%    150%    100%    125%    150%    100%    125%    150%
TRIGGERS PASS                  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
% WRITEDOWN      COLL LOSS %         PREPAY RAMP             PREPAY RAMP             PREPAY RAMP             PREPAY RAMP
-----------------------------------------------------------------------------------------------------------------------------
                      1          0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%

                      2          0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%  28.70%  36.48%  30.74%
S&P Loss Ramp
                      3          0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%  92.60%  64.36%  51.22%

                      4          0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%  56.37%  53.68% 100.00% 100.00%  85.20%

        4       BREAKEVEN RUNS

                                LIBOR FORWARD - 50           LIBOR FORWARD         LIBOR FORWARD + 200       LIBOR FORWARD + 400
                             ------------------------  ------------------------  ------------------------  ------------------------
                               100%     125%     150%    100%     125%    150%     100%     125%    150%     100%     125%    150%
                             -------  -------  ------  -------  ------   ------  -------  -------  ------  -------  -------  ------
TRIGGERS FAIL                       PREPAY RAMP               PREPAY RAMP               PREPAY RAMP               PREPAY RAMP
-----------------------------------------------------------------------------------------------------------------------------------
             1st $ Loss CDR     2.37     2.28    2.22     2.20     2.09    2.02     1.54     1.37    1.24     1.22     1.05    0.95

    Cumulative Loss to Pool     6.23%    4.81%   3.88%    5.81%    4.42%   3.53%    4.12%    2.93%   2.18%    3.29%    2.27%   1.68%

                        WAL    13.76    10.87    8.78    13.81    10.91    8.81    14.09    11.15    8.95    12.37     9.68    9.02

       Period of 1st $ Loss      205      190     154      225      211     163      206      124     153       33      177      93

               Princ Window  136-361  107-360  86-359  137-361  108-360  87-359  140-361  110-360  88-359  143-336  111-360  89-359

          Gap in Princ(Y/N)        N        N       N        N        N       N        N        N       N        N        N       N

        * SP default assmuptions are in tab "SP Defaults"
          SP prepayment ramps-nim

DISCLAIMER

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.

The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

      SP SUBPRIME DEFAULT ASSUMPTIONS

                % when WA        % when WA
                seasoning        seasoning
  Month      less than 12mo   Greater than 12mo
----------   --------------   -----------------
    1             4.00%         4.00% & 5.75%
    6             5.75%             6.25%
    12            6.25%            13.00%
    18           13.00%            10.25%
    24           10.25%            10.00%
    30           10.00%             9.50%
    36            9.50%             9.00%
    42            9.00%             9.00%
    48            9.00%             7.75%
    54            7.75%             5.75%
    60            5.75%             5.50%
    66            5.50%             4.25%
    72            4.25%             0.00%